                                                                    Exhibit 10.4


                                  AIRVANA, INC.


                                     FORM OF
                       NONSTATUTORY STOCK OPTION AGREEMENT
                     GRANTED UNDER 2007 STOCK INCENTIVE PLAN

1.       Grant of Option.

         This agreement evidences the grant by Airvana, Inc., a Delaware
corporation (the "Company"), on       , 200[_] (the "Grant Date") to
[_________], [an employee][a consultant][a director] of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 2007 Stock Incentive Plan (the "Plan"), a total of [________] shares (the "Shares") of common stock, $0.001 par value per share, of the Company ("Common Stock") at $[_____] per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on [_________] (the "Final Exercise Date").

         It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.       Vesting Schedule; Acceleration Upon a Change in Control Event.

         (a) This option will become exercisable ("vest") as to [25]% of the original number of Shares on the first anniversary of the Grant Date and as to an additional [6.25]% of the original number of Shares at the end of each successive three-month period following the first anniversary of the Grant Date until the [fourth] anniversary of the Grant Date.

         (b) The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

         (c) Notwithstanding any provision of the Plan to the contrary, effective immediately prior to a Change in Control Event (as defined below), except to the extent specifically provided to the contrary in any agreement between the Participant and the Company, the vesting schedule of this option shall be accelerated in part so that the number of shares that would otherwise have first become vested during the [twelve]-month period following the date of the Change in Control Event shall immediately become exercisable. The remaining number of shares subject to vesting, if any, shall continue to become vested (provided that the conditions for continued vesting set forth herein continue to be satisfied) in accordance with the original vesting schedule set forth in this option, with the same percentage of the total number of shares subject to this option that would otherwise have become vested on each subsequent vesting date in accordance with the original schedule becoming vested on each such subsequent vesting date until this option is vested in full (with the consequence that this option, if not becoming fully vested on the date of such Change in Control Event, will vest in full [twelve] months sooner than provided in the original vesting schedule).

         (d) For purposes of this agreement, "Change in Control Event" shall mean an event or occurrence that is set forth in any one or more of clauses (1) through (3) below (including without limitation an event or occurrence that constitutes a Change in Control Event under one of such clauses but is specifically exempted from another such clause) and that also constitutes a "change of control" within the meaning of Section 409A of the Code and the guidance issued thereunder:

                  (1) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (i) the then-outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this clause (1), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses 2(i) and 2(ii) of this Section 2(d); or

                  (2) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; and (ii) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 35% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

                  (3)      the liquidation or dissolution of the Company.

3.       Exercise of Option.

         (a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

         (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an "Eligible Participant")

         (c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

         (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

         (e) Termination for Cause. If, prior to the Final Exercise Date, the Participant's employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of

"cause" for termination of employment or other relationship, "Cause" shall have the meaning ascribed to such term in such agreement. Otherwise, "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.       Withholding.

         No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.       Nontransferability of Option.

         This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.       Provisions of the Plan.

         This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

         IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.


                                             AIRVANA, INC.


Dated: _________                             By: _______________________________
                                                 Name:  ________________________
                                                 Title: ________________________

                            PARTICIPANT'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2007 Stock Incentive Plan.


                                             PARTICIPANT:


                                             ___________________________________

                                             Address: __________________________

                                                      __________________________

NOTICE OF GRANT OF NONSTATUTORY            AIRVANA, INC.
STOCK OPTION AND OPTION                    19 Alpha Road
AGREEMENT                                  Chelmsford, MA  01824
                                           IRS ID:  04-3507654

PARTICIPANT:

OPTION NUMBER:

PLAN:  2007 STOCK INCENTIVE PLAN

ID:

On the Date of Grant specified below, Airvana, Inc., a Delaware corporation (the "Company"), awarded you a Nonstatutory Stock Option (this "Option") to purchase, in whole or in part, on the terms provided in this Notice of Grant, the attached Nonstatutory Stock Option Agreement (the "Option Agreement") and the Company's 2007 Stock Incentive Plan (the "Plan"), a total number of shares of the Company's Common Stock (the "Shares") equal to the Number of Shares specified below at the Exercise Price specified below per Share. Unless earlier terminated, this Option shall expire at 5:00 p.m., Eastern time, on [the Final Exercise Date specified below][the day immediately preceding the tenth anniversary of the Date of Grant (the "Final Exercise Date")].

DATE OF GRANT:

NUMBER OF SHARES:

EXERCISE PRICE:

[FINAL EXERCISE DATE:]

This Option will become exercisable ("vest") as to 25% of the original number of Shares subject to this Option on the first anniversary of Date of Grant and as to an additional 6.25% of the original number of Shares subject to this Option at the end of each successive three-month period following the first anniversary of Date of Grant until fourth anniversary of Date of Grant.

By your signature and the Company's signature below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Notice of Grant and the Plan and the Option Agreement, both of which are made a part of this document. By your signature below you acknowledge receipt of a copy of the Plan and the Option Agreement and you acknowledge that you have read and will comply with the Company's Insider Trading Policy.

Airvana, Inc.

By: ____________________________             __________________________
                                             Date
_______________________________              __________________________
Participant                                  Date

                                  AIRVANA, INC.

                                     FORM OF
                       NONSTATUTORY STOCK OPTION AGREEMENT
                     GRANTED UNDER 2007 STOCK INCENTIVE PLAN

1.    Grant of Option.

      It is intended that the Option evidenced by the Notice of Grant to which this Nonstatutory Stock Option Agreement is attached (the "Notice of Grant") and this Option Agreement shall not be an incentive stock option as defined in
Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this Option, shall be deemed to include any person who acquires the right to exercise this Option validly under its terms.

2.    Vesting; Acceleration Upon a Change in Control Event.

      (a) The right of exercise of this Option shall be cumulative so that to the extent the Option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this Option under Section 3 hereof or the Plan.

      (b) Notwithstanding any provision of the Plan to the contrary, effective immediately prior to a Change in Control Event (as defined below), except to the extent specifically provided to the contrary in the Notice of Grant or any agreement between the Participant and the Company, the vesting schedule of this Option shall be accelerated in part so that the number of shares that would otherwise have first become vested during the twelve-month period following the date of the Change in Control Event shall immediately become exercisable. The remaining number of shares subject to vesting, if any, shall continue to become vested (provided that the conditions for continued vesting set forth herein continue to be satisfied) in accordance with the original vesting schedule set forth in this Option, with the same percentage of the total number of shares subject to this Option that would otherwise have become vested on each subsequent vesting date in accordance with the original schedule becoming vested on each such subsequent vesting date until this Option is vested in full (with the consequence that this Option, if not becoming fully vested on the date of such Change in Control Event, will vest in full twelve months sooner than provided in the original vesting schedule).

      (c) For purposes of this agreement, "Change in Control Event" shall mean an event or occurrence that is set forth in any one or more of clauses (1) through (3) below (including without limitation an event or occurrence that constitutes a Change in Control Event under one of such clauses but is specifically exempted from another such clause) and that also constitutes a "change of control" within the meaning of Section 409A of the Code and the guidance issued thereunder:

         (1) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (i) the then-outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this clause (1), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses 2(i) and 2(ii) of this Section 2(c); or

         (2) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; and (ii) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 35% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

         (3) the liquidation or dissolution of the Company.

3.       Exercise of Option.

      (a) Form of Exercise. Each election to exercise this Option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares covered hereby, provided that no partial exercise of this Option may be for any fractional share.

      (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this Option may not be exercised unless the Participant, at the time he or she exercises this Option, is, and has been at all times since the Date of Grant, an employee or officer of, or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an "Eligible Participant").

      (c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Final Exercise
Date), provided that this Option shall be exercisable only to the extent that the Participant was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this Option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

      (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this Option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this Option shall be exercisable only to the extent that this Option was exercisable by the Participant on the date of his or her death or disability, and further provided that this Option shall not be exercisable after the Final Exercise Date.

      (e) Termination for Cause. If, prior to the Final Exercise Date, the Participant's employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this Option shall terminate immediately upon the effective date of such termination of employment or other relationship. If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of "cause" for termination of employment or other relationship, "Cause" shall have the meaning ascribed to such term in such agreement. Otherwise, "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for Cause if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4. Withholding. No Shares will be issued pursuant to the exercise of this Option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this Option.

5.    Nontransferability of Option.

      This Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this Option shall be exercisable only by the Participant.

6.    Provisions of the Plan.

      This Option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Option.

NOTICE OF GRANT OF STOCK OPTIONS AND    AIRVANA, INC.
OPTION AGREEMENT                        IRS ID: 04-3507654
                                        19 Alpha Road
                                        Chelmsford, MA  01824

[PARTICIPANT NAME]                      OPTION NUMBER: _________________________
[PARTICIPANT ADDRESS]                   PLAN: __________________________________
                                        ID: ____________________________________

Effective [_____], you have been granted a Nonstatutory Stock Option to buy [_____] shares of Airvana, Inc. (the Company) stock at $[_____] per share.

The total option price of the shares granted is $[_____].

Shares in each period will become fully vested on the date shown.

Shares   Vest Type   Full Vest   Expiration
------   ---------   ---------   ----------


By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan and the Option Agreement, all of which are attached and made a part of this document.


-------------------------------------   ----------------------------------------
Airvana, Inc.                           Date

-------------------------------------   ----------------------------------------
[Participant Name]                      Date

                                  AIRVANA, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT
                     GRANTED UNDER 2007 STOCK INCENTIVE PLAN

1. Grant of Option.

     On the date of grant (the "Date of Grant") specified in the first sentence of the Notice of Grant of Stock Options to which this Nonstatutory Stock Option Agreement is attached (the "Notice of Grant"), Airvana, Inc., a Delaware corporation (the "Company"), awarded you an Nonstatutory Stock Option (this "Option") to purchase, in whole or in part, on the terms provided in the attached Notice of Grant (except to the extent superseded by this Nonstatutory Stock Option Agreement), this Nonstatutory Stock Option Agreement (the "Option Agreement") and the Company's 2007 Stock Incentive Plan (the "Plan"), a total number of shares of the Company's Common Stock (the "Shares") equal to the number of shares specified in the first sentence of the Notice of Grant at the exercise price per Share specified in the first sentence of the Notice of Grant (the "Exercise Price"). Unless earlier terminated, notwithstanding the date set forth in the table in the Notice of Grant under the column "Expiration", this Option shall expire at 5:00 p.m., Eastern time, on the day immediately preceding the tenth anniversary of the Date of Grant (the "Final Exercise Date").

     YOU SHOULD NOT RELY ON THE INFORMATION PROVIDED IN THE THIRD SENTENCE OF THE NOTICE OF GRANT AND THE TABLE THAT FOLLOWS THE THIRD SENTENCE OF THE NOTICE OF GRANT. TO THE EXTENT THAT THE TERMS OF THIS OPTION AGREEMENT DIFFER FROM THE INFORMATION DISCLOSED IN THOSE PORTIONS OF THE NOTICE OF GRANT, THE TERMS OF THIS OPTION AGREEMENT SHALL CONTROL.

     It is intended that the Option evidenced by the Notice of Grant and this Option Agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this Option, shall be deemed to include any person who acquires the right to exercise this Option validly under its terms.

2. Vesting; Acceleration Upon a Change in Control Event.

     (a) Notwithstanding any implication to the contrary in the table that follows the third sentence of the Notice of Grant, this Option will become exercisable ("vest") as to [_____]% of the original number of Shares subject to this Option on [_____].

     (b) The right of exercise of this Option shall be cumulative so that to the extent the Option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this Option under Section 3 hereof or the Plan.

     (c) Notwithstanding any provision of the Plan to the contrary, effective immediately prior to a Change in Control Event (as defined below), except to the extent specifically provided to the contrary in the Notice of Grant or any agreement between the Participant and the Company, the vesting schedule of this Option shall be accelerated in part so that the number of shares that would otherwise have first become vested during the twelve-month period following the date of the Change in Control Event shall immediately become exercisable. The remaining number of shares subject to vesting, if any, shall continue to become vested (provided that the conditions for continued vesting set forth herein continue to be satisfied) in accordance with the original vesting schedule set forth in this Option, with the same percentage of the total number of shares subject to this Option that would otherwise have become vested on each subsequent vesting date in accordance with the original schedule becoming vested on each such subsequent vesting date until this Option is vested in full (with the consequence that this Option, if not becoming fully vested on the date of such Change in Control Event, will vest in full twelve months sooner than provided in the original vesting schedule).

     (d) For purposes of this agreement, "Change in Control Event" shall mean an event or occurrence that is set forth in any one or more of clauses (1) through
(3) below (including without limitation an event or occurrence that constitutes a Change in Control Event under one of such clauses but is specifically exempted from another such clause) and that also constitutes a "change of control" within the meaning of Section 409A of the Code and the guidance issued thereunder:

          (1) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (i) the then-outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this clause (1), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses 2(i) and 2(ii) of this Section 2(d); or

          (2) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; and (ii) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 35% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

          (3) the liquidation or dissolution of the Company.

3. Exercise of Option.

     (a) Form of Exercise. Each election to exercise this Option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares covered hereby, provided that no partial exercise of this Option may be for any fractional share.

     (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this Option may not be exercised unless the Participant, at the time he or she exercises this Option, is, and has been at all times since the Date of Grant, an employee or officer of, or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an "Eligible Participant").

     (c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Final Exercise
Date), provided that this Option shall be exercisable only to the extent that the Participant was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this Option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

     (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this Option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this Option shall be exercisable only to the extent that this Option was exercisable by the Participant on the date of his or her death or disability, and further provided that this Option shall not be exercisable after the Final Exercise Date.

     (e) Termination for Cause. If, prior to the Final Exercise Date, the Participant's employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this Option shall terminate immediately upon the effective date of such termination of employment or other relationship. If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of "cause" for termination of employment or other relationship, "Cause" shall have the meaning ascribed to such term in such agreement. Otherwise, "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for Cause if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4. Withholding. No Shares will be issued pursuant to the exercise of this Option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this Option.

5. Nontransferability of Option.

     This Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this Option shall be exercisable only by the Participant.

6. Provisions of the Plan.

     This Option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Option.